               OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
               of Oppenheimer Multi-State Municipal Trust

                   Supplement dated December 7, 2005
               to the Prospectus dated November 28, 2005

This supplement amends the Prospectus dated November 28, 2005.

This Prospectus is revised as follows:

The section titled "Inverse Floaters Have Special Risks," under "Main
Risks of Investing in the Fund" on page 7, is deleted in its entirety and replaced with the following:

            Inverse Floaters Have Special Risks. Variable rate
      bonds known as "inverse floaters" pay interest at rates
      that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates
      rise, inverse floaters produce less current income, and
      their market value can become volatile. Inverse floaters
      are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security
      pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest
      more than 35% of its total assets in inverse floaters.

December 7, 2005                                              PS0795.028